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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

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     Date of Report (Date of earliest event reported): September 19, 2001

                         BRISTOL-MYERS SQUIBB COMPANY
            (Exact name of registrant as specified in its charter)

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          Delaware                      1-1136                 22-079-0350
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)

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                                345 Park Avenue
                              New York, New York
                                     10154
              (Address of principal executive offices) (Zip code)

      Registrant's telephone number, including area code: (212) 546-4000

                                      N/A

         (Former name or former address, if changed since last report)

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ITEM 5.       OTHER EVENTS

     Incorporated by reference in its entirety is a press release issued by the registrant on September 19, 2001, attached as exhibit 99.1, concerning the registrant's announcement that it has reached an agreement with ImClone
Systems Incorporated (the "Company") to co-develop and co-promote a cancer drug in the United States, Canada and Japan and to acquire through a tender offer approximately 19.9% of the outstanding shares of the Company.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements

     Inapplicable.

(b)  Pro Forma Financial Information

     Inapplicable.

(c)  Exhibit.

     99.1         Press Release dated September 19, 2001.






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                                  SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BRISTOL-MYERS SQUIBB COMPANY


Date: September 19, 2001              By: /s/ Sandra Leung
                                          ---------------------------------
                                          Name:  Sandra Leung
                                          Title: Corporate Secretary


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                                 EXHIBIT INDEX


Exhibit No.         Description of the Exhibit
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99.1                Press Release dated September 19, 2001.











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